SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         September 25, 1996

ADVANTA Home Equity Loan Trust 1996-1

New York                33-95006                        33-6182296

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the August, 1996 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1996-1,
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the August, 1996 Monthly Period relating to the Home Equity Loan Pass-Through Certificates Series 1996-1, Class A issued by the ADVANTA Home Equity Loan Trust 1996-1.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the August, 1996 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1996-1, Class A issued by the
        ADVANTA Home Equity Loan Trust 1996-1.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1996-1

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



September 30, 1996

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1996-1

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1         78,740,000.0    55,938,705.8         286,219    4,630,292.7      4,916,512.42
A-2         30,320,000.0    30,320,000.0         149,073                        149,073.33
A-3         36,790,000.0    36,790,000.0         184,869                        184,869.75
A-4         10,670,000.0    10,670,000.0           55,39                          55,395.08
A-5         35,520,000.0    35,520,000.0         187,960                        187,960.00
A-6         15,580,000.0    15,580,000.0           87,37                          87,377.83
A-7         22,380,000.0    22,380,000.0         131,855                        131,855.50
A-8-I       70,000,000.0    59,097,209.7         286,252       735,919.      1,022,171.94
RS                                                                                             -

Totals    300,000,000.00  266,295,915.61      1,369,003.    5,366,212.5      6,735,215.85

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                         51,308,413.1      6.140000%       6.140000%
A-2                                         30,320,000.0      5.900000%       5.900000%
A-3                                         36,790,000.0      6.030000%       6.030000%
A-4                                         10,670,000.0      6.230000%       6.230000%
A-5                                         35,520,000.0      6.350000%       6.350000%
A-6                                         15,580,000.0      6.730000%       6.730000%
A-7                                         22,380,000.0      7.070000%       7.070000%
A-8-I                                       58,361,289.9      5.812500%       5.937500%
RS                                                            0.000000%       0.000000%

Totals                                    260,929,703.07

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WBX3          710.422986        3.634998      58.804835       62.439833      651.61815
A-2        00755WBY1                1000        4.916667              0        4.916667           1000
A-3        00755WBZ8                1000           5.025              0           5.025           1000
A-4        00755WCA2                1000        5.191666              0        5.191666           1000
A-5        00755WCB0                1000        5.291667              0        5.291667           1000
A-6        00755WCC8                1000        5.608333              0        5.608333           1000
A-7        00755WCD6                1000        5.891667              0        5.891667           1000
A-8-I      00755WCE4          844.245853        4.089316       10.51314       14.602456     833.732713
RS         AM9106109                   0               0              0               0              0

Delinquency Advances made:                                                     2,023,296.64

Accrued Servicing Fee for the Current Pe           113,300.05
Plus additional Servicing Fees:                                 -
Less permitted reductions to Servicing F                        -
Total Servicing Fees due Master Servicer:                      113,300.05

Actual collected Servicing Fees for current period:                               13,009.35

Delinquent and Foreclosure Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc      2,687,280.      1,159,907.    1,523,760.5         206,782    1,498,670.0
        % of Pool Balanc         1.2918%         0.5576%        0.7325%         0.0994%        0.7204%
        Number of Loans               55              19             24               2             23
        % of Loans               1.6646%         0.5751%        0.7264%         0.0605%        0.6961%
Group 2 Principal Balanc         808,021           20,09       190,029.                    2,432,062.0
        % of Pool Balanc         1.3603%         0.0338%        0.3199%         0.0000%        4.0943%
        Number of Loans                6               1              2               0             18
        % of Loans               1.3575%         0.2262%        0.4525%         0.0000%        4.0724%

Loans in Bankruptcy:                                    Group 1              1,114,805.46
                                                        Group 2                                -
                                                        Total                1,114,805.46

Book Value of REO Property:                                                     217,819.00

Scheduled Prin Bal of Loans as of the Prior Dist Date:  Group 1          211,914,159.55
                                                        Group 2            60,005,970.98
                                                        Total            271,920,130.53

Scheduled Prin Bal of Loans as of the Current Dist Date:Group 1          208,029,462.58
                                                        Group 2            59,400,855.02
                                                        Total            267,430,317.60

Substitution Amount:                                                                           -

Master Servicing Fee:                                                                          -

Insured Payments:                                                                              -

Certificate Insurer Premium Payment:                    Group 1                   18,993.21
                                                        Group 2                     5,417.24
                                                        Total                     24,410.45


Number of Loans as of the Current Distribution Date:    Group 1                    3364
                                                        Group 2                     447
                                                        Total                      3811

Number of Loans as of the Next Distribution Date:       Group 1                    3304
                                                        Group 2                     442
                                                        Total                      3746

Weighted Average Coupon as of the Current Distribution DGroup 1              10.967122%
                                                        Group 2               9.610281%
                                                        Both Groups          10.667701%

Weighted Average Coupon as of the Next Distribution DateGroup 1              10.956198%
                                                        Group 2               9.596868%
                                                        Both Groups          10.654268%

Weighted Average Net Coupon as of the Current Dist Date:Group 1              10.467122%
                                                        Group 2               9.110281%
                                                        Both Groups          10.167701%

Curtailments included in Current Distribution:          Group 1                     2,887.19
                                                        Group 2                   34,128.33
                                                        Total                     37,015.52

Prepayments in Full/Unscheduled recoveries of Principal
        included in Current Distribution:               Group 1              3,617,799.09
                                                        Group 2                 516,966.60
                                                        Total                4,134,765.69

SUBORDINATION TRACKING:
        Prior           Subordination                   Current        Specified
        Subordinated    Increase        Realized        Subordinated   Subordinated
        Amount          Amount          Losses          Amount         Amount
Group 1       4,715,453.         745,595                    5,461,049.4      5,750,000.00
Group 2          908,761         163,588           32,78    1,039,565.1      1,400,000.00

Total         5,624,214.         909,184           32,78    6,500,614.5      7,150,000.00

REALIZED LOSSES TRACKING:
                                        Recovered       Recovered
                        Realized        Delinquency     Servicing
                        Losses          Advances        Advances       Total
Group 1 Prior                                                                                  -
        Current                                                                                -
        Cumulative                                                                             -

Group 2 Prior                                                                                  -
        Current                    32,78                                          32,785.11
        Cumulative                 32,78                                          32,785.11

TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                            293,714.93

        Principal Collected:                                4,401,663.57

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                55,364.25

        Delinquency Advances on Mortgage Interest:          2,023,296.64

        Purchase Proceeds:                                                    -

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                5,550.58

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                            6,779,589.97

LESS:

        Servicing Fees (including PPIS):                         17,744.53

        Dealer Reserve:                                                       -

        Trustee Fees:                                              2,219.14

        Insurance Premiums:                                      24,410.45

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                               44,374.12

        Total Available Funds:                                                             6,735,215.8